RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of February, 1998.


                                                  /s/ Stephen A. Carb
                                                -----------------------------
                                                     Stephen A. Carb

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of February, 1998.


                                                  /s/ R. Michael Conley
                                                 -------------------------
                                                     R. Michael Conley

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1998.


                                                  /s/ Richard R. Crowl
                                                ------------------------
                                                     Richard R. Crowl

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1998.



                                                    /s/ John H. Flittie
                                                    -------------------
                                                     John H. Flittie

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of February, 1998.


                                  /s/ James T. Hale
                                -------------------
                                  James T. Hale

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of February, 1998.


                                                    /s/ Wayne R. Huneke
                                                 ---------------------
                                                     Wayne R. Huneke

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of February, 1998.




                                                     /s/ Ronald D. Jarvis
                                                       --------------------
                                                       Ronald D. Jarvis

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of February, 1998.



                                /s/ Kenneth U. Kuk
                                ----------------
                                 Kenneth U. Kuk

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of February, 1998.



                                                     /s/ Richard E. Nolan
                                                     ------------------
                                                     Richard E. Nolan

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of February, 1998.



                                                     /s/ Fioravante G. Perrotta
                                                     ------------------------
                                                     Fioravante G. Perrotta

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of February, 1998.



                                                     /s/ Robert C. Salipante
                                                     ---------------------
                                                     Robert C. Salipante

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of February, 1998.



                                 /s/ John G. Turner
                                 ----------------
                                 John G. Turner

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of February, 1998.




                                                     /s/ Charles B. Updike
                                                     -----------------------
                                                     Charles B. Updike

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Variable Account"), and of variable life insurance policies and accumulation units in the Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of February, 1998.



                                  /s/ Ross M. Weale
                                  ---------------
                                  Ross M. Weale